UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2024

Commission File Number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.

1-11299	ENTERGY CORPORATION	1-31508	ENTERGY MISSISSIPPI, LLC
	(a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000		(a Texas limited liability company) 308 East Pearl Street Jackson, Mississippi 39201 Telephone (601) 368-5000
	72-1229752		83-1950019

1-10764	ENTERGY ARKANSAS, LLC	1-34360	ENTERGY TEXAS, INC.
	(a Texas limited liability company) 425 West Capitol Avenue Little Rock, Arkansas 72201 Telephone (501) 377-4000		(a Texas corporation) 2107 Research Forest Drive The Woodlands, Texas 77380 Telephone (409) 981-2000
	83-1918668		61-1435798

1-32718	ENTERGY LOUISIANA, LLC
(a Texas limited liability company) 4809 Jefferson Highway Jefferson, Louisiana 70121 Telephone (504) 576-4000
47-4469646

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Class	Trading Symbol	Name of Each Exchange on Which Registered

Entergy Corporation	Common Stock, $0.01 Par Value	ETR	New York Stock Exchange
Entergy Corporation	Common Stock, $0.01 Par Value	ETR	NYSE Chicago, Inc.

Entergy Arkansas, LLC	Mortgage Bonds, 4.875% Series due September 2066	EAI	New York Stock Exchange

Entergy Louisiana, LLC	Mortgage Bonds, 4.875% Series due September 2066	ELC	New York Stock Exchange

Entergy Mississippi, LLC	Mortgage Bonds, 4.90% Series due October 2066	EMP	New York Stock Exchange

Entergy Texas, Inc.	5.375% Series A Preferred Stock, Cumulative, No Par Value (Liquidation Value $25 Per Share)	ETI/PR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

This combined Form 8-K is separately filed by Entergy Corporation, Entergy Arkansas, LLC, Entergy Louisiana, LLC, Entergy Mississippi, LLC, and Entergy Texas, Inc.   Information contained herein relating to any individual company is filed by such company on its own behalf.  Each company reports herein only as to itself and makes no representations whatsoever as to any other company.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(Entergy Corporation)

On June 11, 2024, Entergy Corporation (“Entergy”), as borrower, amended and restated its existing credit agreement by entering into the Fourth Amended and Restated Credit Agreement (the "Entergy Credit Agreement”), with the banks named therein (the “Banks”), Citibank, N.A. (“Citibank”), as Administrative Agent and LC Issuing Bank, MUFG Bank, Ltd., as LC Issuing Bank, and the other LC Issuing Banks from time to time parties thereto.  The Entergy Credit Agreement provides Entergy with a five-year, $3 billion unsecured revolving credit and letter of credit facility which may be increased up to $3.5 billion at Entergy’s request.  The facility provides for the issuance of letters of credit in aggregate principal amount not to exceed $1.5 billion outstanding at any time and currently includes fronting commitments for the issuance of letters of credit against $20 million of the total borrowing capacity of the credit facility.  Borrowings under the facility mature and are payable on the termination date for the facility, June 11, 2029.  The term of the Entergy Credit Agreement and the maturity date of borrowings thereunder may be extended in one year increments no more than two times at Entergy’s request and upon the satisfaction of certain conditions. As of June 11, 2024, there were no loans outstanding and $4,056,000 of letters of credit issued under the Entergy Credit Agreement.

The Entergy Credit Agreement contains certain customary covenants, including restrictions on Entergy and its subsidiaries relating to the pledge of their assets and certain asset sales.  It also contains a covenant that requires Entergy to maintain a consolidated debt ratio of 65% or less of its total capitalization. The facility has a variable interest rate and a commitment fee that fluctuate depending on the senior unsecured debt rating of Entergy. The commitment fee is currently 0.225% of the undrawn commitment amount. Entergy’s obligations under the Entergy Credit Agreement may be accelerated upon an event of default, which includes non-payment of principal or interest, breach of representation or warranty, breach of covenant, cross-default, bankruptcy, material judgments, ERISA events and a change of control.

The foregoing description of the Entergy Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Entergy Credit Agreement filed as Exhibit 4.1 to this Current Report on Form 8-K.

(Entergy Arkansas)

On June 11, 2024, Entergy Arkansas, LLC (“Entergy Arkansas”), as borrower, amended and restated its existing credit agreement by entering into the Fourth Amended and Restated Credit Agreement (the “Entergy Arkansas Credit Agreement”), with the Banks, Citibank, as Administrative Agent, JPMorgan Chase Bank, N.A., as LC Issuing Bank, and the other LC Issuing Banks from time to time parties thereto.  The Entergy Arkansas Credit Agreement provides Entergy Arkansas with a five-year, $300 million unsecured revolving credit and letter of credit facility which may be increased up to $350 million at Entergy Arkansas’s request.  The facility provides for the issuance of letters of credit in aggregate principal amount not to exceed $75 million outstanding at any time and currently includes fronting commitments for the issuance of letters of credit against $5 million of the total borrowing capacity of the credit facility.  Borrowings under the facility mature and are payable on the termination date for the facility, June 11, 2029.  The term of the Entergy Arkansas Credit Agreement and the maturity date of borrowings thereunder may be extended in one year increments no more than two times at Entergy Arkansas’s request and upon the satisfaction of certain conditions. As of June 11, 2024, there were no loans outstanding and no letters of credit issued under the Entergy Arkansas Credit Agreement.

The Entergy Arkansas Credit Agreement contains certain customary covenants, including restrictions on Entergy Arkansas relating to the pledge of its assets and certain asset sales.  It also contains a covenant that requires Entergy Arkansas to maintain a consolidated debt ratio of 65% or less of its total capitalization. The facility has a variable interest rate and a commitment fee that fluctuate depending on the senior unsecured debt rating of Entergy Arkansas.  The commitment fee is currently 0.125% of the undrawn commitment amount. Entergy Arkansas’s obligations under the Entergy Arkansas Credit Agreement may be accelerated upon an event of default, which includes non-payment of principal or interest, breach of representation or warranty, breach of covenant, cross-default, bankruptcy, material judgments, ERISA events, a change of control occurs with respect to Entergy Arkansas and Entergy ceases to own, directly or indirectly, at least 80% of Entergy Arkansas’s common equity.

The foregoing description of the Entergy Arkansas Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Entergy Arkansas Credit Agreement filed as Exhibit 4.2 to this Current Report on Form 8-K.

(Entergy Louisiana)

On June 11, 2024, Entergy Louisiana LLC (“Entergy Louisiana”), as borrower, amended and restated its existing credit agreement by entering into the Fourth Amended and Restated Credit Agreement (the “Entergy Louisiana Credit Agreement”), with the Banks, Citibank, as Administrative Agent, Wells Fargo Bank, National Association and BNP Paribas, as LC Issuing Banks, and the other LC Issuing Banks from time to time parties thereto.  The Entergy Louisiana Credit Agreement provides Entergy Louisiana with a five-year, $400 million unsecured revolving credit and letter of credit facility which may be increased up to $475 million at Entergy

Louisiana’s request. The facility provides for the issuance of letters of credit in aggregate principal amount not to exceed $175 million outstanding at any time and currently includes fronting commitments for the issuance of letters of credit against $15 million of the total borrowing capacity of the facility.  Borrowings under the facility mature and are payable on the termination date for the facility, June 11, 2029.  The term of the Entergy Louisiana Credit Agreement and the maturity date of borrowings thereunder may be extended in one year increments no more than two times at Entergy Louisiana’s request and upon the satisfaction of certain conditions. As of June 11, 2024, there were no loans outstanding and no letters of credit issued under the Entergy Louisiana Credit Agreement.

The Entergy Louisiana Credit Agreement contains certain customary covenants, including restrictions on Entergy Louisiana relating to the pledge of its assets and certain asset sales.   It also includes a covenant that requires Entergy Louisiana to maintain a consolidated debt ratio of 65% or less of its total capitalization. The facility has a variable interest rate and a commitment fee that fluctuate depending on the senior unsecured debt rating of Entergy Louisiana.  The commitment fee is currently 0.175% of the undrawn commitment amount. Entergy Louisiana’s obligations under the Entergy Louisiana Credit Agreement may be accelerated upon an event of default, which includes non-payment of principal or interest, breach of representation or warranty, breach of covenant, cross-default, bankruptcy, material judgments, ERISA events, a change of control occurs with respect to Entergy Louisiana and Entergy ceases to own, directly or indirectly, at least 80% of Entergy Louisiana common equity.

The foregoing description of the Entergy Louisiana Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Entergy Louisiana Credit Agreement filed as Exhibit 4.3 to this Current Report on Form 8-K.

(Entergy Mississippi)

On June 11, 2024, Entergy Mississippi, LLC (“Entergy Mississippi”), as borrower, amended and restated its existing credit agreement by entering into the First Amended and Restated Credit Agreement (the “Entergy Mississippi Credit Agreement”), with the Banks, Citibank, as Administrative Agent, JPMorgan Chase Bank, N.A., as LC Issuing Bank, and the other LC Issuing Banks from time to time parties thereto.  The Entergy Mississippi Credit Agreement provides Entergy Mississippi with a five-year, $300 million unsecured revolving credit and letter of credit facility which may be increased up to $350 million at Entergy Mississippi’s request.  The facility provides for the issuance of letters of credit in aggregate principal amount not to exceed $65 million outstanding at any time and currently includes fronting commitments for the issuance of letters of credit against $5 million of the total borrowing capacity of the credit facility.  Borrowings under the facility mature and are payable on the termination date for the facility, June 11, 2029.  The term of the Entergy Mississippi Credit Agreement and the maturity date of borrowings thereunder may be extended in one year increments no more than two times at Entergy Mississippi’s request and upon the satisfaction of certain conditions. As of June 11, 2024, there were no loans outstanding and no letters of credit issued under the Entergy Mississippi Credit Agreement.

The Entergy Mississippi Credit Agreement contains certain customary covenants, including restrictions on Entergy Mississippi relating to the pledge of its assets and certain asset sales.  It also contains a covenant that requires Entergy Mississippi to maintain a consolidated debt ratio of 65% or less of its total capitalization. The facility has a variable interest rate and a commitment fee that fluctuate depending on the senior unsecured debt rating of Entergy Mississippi.  The commitment fee is currently 0.125% of the undrawn commitment amount. Entergy Mississippi’s obligations under the Entergy Mississippi Credit Agreement may be accelerated upon an event of default, which includes non-payment of principal or interest, breach of representation or warranty, breach of covenant, cross-default, bankruptcy, material judgments, ERISA events, a change of control occurs with respect to Entergy Mississippi and Entergy ceases to own, directly or indirectly, at least 80% of Entergy Mississippi’s common equity.

The foregoing description of the Entergy Mississippi Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Entergy Mississippi Credit Agreement filed as Exhibit 4.4 to this Current Report on Form 8-K.

(Entergy Texas)

On June 11, 2024, Entergy Texas, Inc. (“Entergy Texas”), as borrower, amended and restated its existing credit agreement by entering into the Fourth Amended and Restated Credit Agreement (the “Entergy Texas Credit Agreement”), with the Banks, Citibank, as Administrative Agent, JPMorgan Chase Bank, N.A., BNP Paribas, Mizuho Bank, Ltd. and The Bank of Nova Scotia, as LC Issuing Banks, and the LC Issuing Banks from time to time parties thereto.  The Entergy Texas Credit Agreement provides Entergy Texas with a five-year, $300 million unsecured revolving credit and letter of credit facility which may be increased up to $350 million at Entergy Texas’s request.  The facility provides for the issuance of letters of credit in aggregate principal amount not to exceed $150 million outstanding at any time and currently includes fronting commitments for the issuance of letters of credit against $25 million of the total borrowing capacity of the credit facility.  Borrowings under the facility mature and are payable on the termination date for the facility, June 11, 2029.  The term of the Entergy Texas Credit Agreement and the maturity date of borrowings thereunder may be extended in one year increments no more than two times at Entergy Texas’s request and upon the satisfaction of certain conditions. As of June 11, 2024, there were no loans outstanding and $1,056,000 of letters of credit issued under the Entergy Texas Credit Agreement.

The Entergy Texas Credit Agreement contains certain customary covenants, including restrictions on Entergy Texas relating to the pledge of its assets and certain asset sales.   It also includes a covenant that requires Entergy Texas to maintain a consolidated debt ratio of 65% or less of its total capitalization. The facility has a variable interest rate and a commitment fee that fluctuate depending on the senior unsecured debt rating of Entergy Texas.  The commitment fee is currently 0.175% of the undrawn commitment amount.  Entergy Texas’s obligations under the Entergy Texas Credit Agreement may be accelerated upon an event of default, which includes non-payment of principal or interest, breach of representation or warranty, breach of covenant, cross-default, bankruptcy, material judgments, ERISA events, a change of control occurs with respect to Entergy Texas and Entergy ceases to own, directly or indirectly, at least 80% of Entergy Texas common stock.

The foregoing description of the Entergy Texas Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Entergy Texas Credit Agreement filed as Exhibit 4.5 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

Entergy Corporation 4.1
Fourth Amended and Restated Credit Agreement dated as of June 11, 2024, among Entergy Corporation, as Borrower, the banks and other financial institutions listed on the signature pages thereof, as Lenders, Citibank, N.A., as Administrative Agent and LC Issuing Bank, MUFG Bank, Ltd., as LC Issuing Bank, and the other LC Issuing Banks from time to time parties thereto.

Entergy Arkansas, LLC 4.2
Fourth Amended and Restated Credit Agreement dated as of June 11, 2024, among Entergy Arkansas, LLC, as Borrower, the banks and other financial institutions listed on the signature pages thereof, as Lenders, Citibank, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A., as LC Issuing Bank, and the other LC Issuing Banks from time to time parties thereto.

Entergy Louisiana, LLC 4.3
Fourth Amended and Restated Credit Agreement dated as of June 11, 2024, among Entergy Louisiana, LLC, as Borrower, the banks and other financial institutions listed on the signature pages thereof, as Lenders, Citibank, N.A., as Administrative Agent, Wells Fargo Bank, National Association and BNP Paribas, as LC Issuing Banks, and the other LC Issuing Banks from time to time parties thereto.

Entergy Mississippi, LLC 4.4
First Amended and Restated Credit Agreement dated as of June 11, 2024, among Entergy Mississippi, LLC, as Borrower, the banks and other financial institutions listed on the signature pages thereof, as Lenders, Citibank, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A., as LC Issuing Bank, and the other LC Issuing Banks from time to time parties thereto.

Entergy Texas, Inc. 4.5
Fourth Amended and Restated Credit Agreement dated as of June 11, 2024, among Entergy Texas, Inc., as Borrower, the banks and other financial institutions listed on the signature pages thereof, as Lenders, Citibank, N.A., as Administrative Agent , JPMorgan Chase Bank, N.A., BNP Paribas, Mizuho Bank, Ltd. and The Bank of Nova Scotia, as LC Issuing Banks, and the other LC Issuing Banks from time to time parties thereto.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation Entergy Arkansas, LLC Entergy Louisiana, LLC Entergy Mississippi, LLC Entergy Texas, Inc.
Registrants

Date: June 13, 2024
/s/ Barrett E. Green
(Signature) Barrett E. Green Vice President and Treasurer